EVENTS SUBSEQUENT TO BALANCE DATE	12 Months Ended
Jun. 30, 2019
EVENTS SUBSEQUENT TO BALANCE DATE [Abstract]
EVENTS SUBSEQUENT TO BALANCE DATE
20.	EVENTS SUBSEQUENT TO BALANCE DATE

(a)
On July 10, 2019, the Company announced that it had completed an institutional placement of 145 million shares at an issue price of A$0.145 per share to institutional investors to raise gross proceeds of A$21 million;

(b)
On July 17, 2019, the Company announced the results from PFS-level metallurgical test work which demonstrated high quality spodumene concentrate product with a grade above 6.0% Li2O, iron oxide below 1.0%, and low impurities from composite samples using a combination of DMS and flotation technology;

(c)
On August 7, 2019, the Company announced the results of an enhanced Scoping Study for the Project to incorporate the expanded Mineral Resource update published in June 2019 which extended the Project’s mine life to 25 years; and

(d)
On October 9, 2019, the Company announced that in response to strong interest from prospective lithium hydroxide customers, the Company plans to accelerate development of its lithium chemical plant by compressing its project timeline into a single-stage, effectively accelerating chemical plant development by one year while deferring the mine/concentrator construction start date by one year, resulting in integrated operations from day one.

Other than as outlined above, as at the date of this report there are no other matters or circumstances which have arisen since June 30, 2019 that have significantly affected or may significantly affect:

•	the operations, in financial years subsequent to June 30, 2019, of the Consolidated Entity;

•	the results of those operations, in financial years subsequent to June 30, 2019, of the Consolidated Entity; or

•	the state of affairs, in financial years subsequent to June 30, 2019, of the Consolidated Entity.